U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                LMC CAPITAL CORP.
        (Exact name of small business issuer as specified in its charter)

                        COMMISSION FILE NUMBER: 000-31639

               NEVADA                                     88-0436364
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

          2602-1111 Beach Avenue, Vancouver, British Columbia, V6E 1T9
                    (Address of principal executive offices)

                                 (604) 608-4226
                         (Registrant's telephone number)

                                       N/A
    (Former name, former address and former fiscal year, if changed since last report)


ITEM 5.     Other Events

The Registrant has agreed, pursuant to a share purchase agreement executed November 29, 2001 (the K-Tronik Agreement"), to purchase all of the issued and outstanding shares of K-Tronik Int'l Corporation ("K-Tronik") from the two holders of these shares: Mr. Robert Kim (47%) and ETIFF Holdings, LLC (a wholly owned subsidiary of Eiger Technologies Inc., 53%) by way of the issuance of 6,714,286 common shares to Robert Kim and 7,571,428 common shares to ETIFF Holdings, LLC ("ETIFF"). The Registrant's common shares issued to purchase the K-Tronik shares are to be issued at a deemed price of $0.70 for a total purchase price of $10,000,000.

As a condition of closing the K-Tronik Agreement, the Registrant has agreed, prior to closing, to settle the debts of K-Tronik to its parent, ETIFF, in the amount of $4,071,000 by way of the issuance to ETIFF of 4,071,000 common shares of the Registrant at a deemed price of one common share per $1.00 of outstanding debt principal.

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As a condition of closing, ETIFF must be granted the option (and shall exercise the option) to purchase a total of 3,000,000 common shares of the Registrant from existing shareholders of the Registrant . There are presently 4,500,000 common shares of the Registrant issued and outstanding.

K-Tronik is a leading, North American, electronic ballast manufacturer. K-Tronik ballasts have recently been installed in JFK Airport, J.F. Kennedy Center, Ford Motor Corporation, Chase Manhattan Bank, Citibank, Florida Department of Transportation as well as numerous schools and hospitals throughout United States. K-Tronik currently manufactures ballasts for the US, Canadian, Asian, Latin-American and European markets.

K-Tronik is particularly active with supplying ESCOs (Energy Services Companies) ballast products used in generating energy savings for customers' commercial and industrial buildings.

The Registrant has also agreed, pursuant to a share purchase agreement executed November 29, 2001 (the "Dae Gyung Agreement") to purchase all of the issued and outstanding shares of Dae Gyung Corp. ("Dae Gyung") , a Korean corporation, from Mr. T.W. Chung by way of issuance to Mr. Chung of 5,714,285 common shares at a deemed price of $0.70 per common share (a deemed purchase price of $4,000,000).

Dae Gyung is a manufacturer of electronic transformers and is a supplier of these transformers to K-Tronik. Its operations are based in Korea and the People's Republic of China.

Under the terms of the K-Tronik Agreement and the Dae Gyung Agreement, the present directors and officers of the Registrant will resign on closing.

The Directors will be replaced by Mr. Keith Attoe (also Director and CFO of Eiger Technologies Inc.), Mr. Gerry Racicot (also Director and President of Eiger Technologies Inc.), Mr. Robert Kim (also Director and President of K-Tronik) and Mr. T.W. Chung (also Director and President of Dae Gyung) . The K-Tronik Agreement calls for the appointment of Mr. Robert Kim as President of the Registrant, Mr. Keith Attoe as Treasurer and Mr. J.K. Lee (controller of K-Tronik) as Secretary of the Registrant.

At the Registrant's annual meeting of shareholders held on November 13, 2001, management of the Registrant reported to shareholders that negotiations were under way which could conclude in the K-Tronik Agreement. As a result, shareholders authorized the Directors of the Registrant, in their discretion, to change the Registrant's name to "K-Tronik International Corp." in the event that any share purchase agreement was concluded with the shareholders of K-Tronik.

The K-Tronik Agreement and the Dae Gyung Agreement call for the share purchase transactions to close on or before December 9, 2001 or such other day as the parties may agree. The parties to the K-Tronik Agreement have orally agreed to close on December 12, 2001 and the parties to the Dae Gyung Agreement have orally agreed to close on December 31, 2001. The K-Tronik Agreement and the Dae Gyung Agreement are attached hereto in their entirety as exhibits and may be referred to for the complete terms of the two transactions including conditions precedent to closing and representations and warranties of the parties. In the event that closing does occur, the Registrant anticipates implementing the approved name change.

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ITEM 7.     Financial Statements and Exhibits

            (a)     Not applicable

            (b)     Not applicable

            (c)     Exhibits:

                    2.1 Share Purchase Agreement, dated effective November 9, 2001, between the Registrant, ETIFF Holdings Inc. and Mr. Robert Kim concerning the purchase of all issued shares of K-Tronik Int'l Corporation.

                    2.2 Share Purchase Agreement, dated effective November 29, 2001, between the Registrant and Mr. T.W. Chung concerning the purchase of all issued shares of Dae Gyung Corp.

                    99.1 Press release of Registrant dated December 4, 2001 announcing the K-Tronik Agreement and the Dae Gyung Agreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LMC CAPITAL CORP.

                              By: /s/ Philip Cassis
                              _________________________
                              Philip Cassis
                              Director and President.

December 4, 2001

Exhibit 2.1

                               ETIFF HOLDINGS, LLC
                              8025 Excelsior Drive
                                    Suite 200
                            Madison, Wisconsin 53717
                               Tel: (608) 827-5300
                               Fax: (608) 827-5501


November 8, 2001

LMC Capital Corp.
Suite 2602 - 1111 Beach Ave
Vancouver, BC  V6E 1T9

Dear Sir or Madam:

Re: Sale of all issued and outstanding shares of ("K-Tronik") to LMC Capital Corp. ("LMC")

This agreement (the "Agreement") sets forth the terms and conditions of our agreement whereby LMC Capital Corp. ("LMC") will purchase a 100% beneficial right, title and interest in and to 53% of the issued and outstanding shares (the "K-Tronik Majority Shares") of K-Tronik Int'l Corporation ("K-Tronik") from ETIFF Holdings, Inc. ("ETIFF") and in and to 47 % of the issued and outstanding shares (the "K-Tronik Minority Shares") from Mr. Robert Kim ("Mr. Kim"). The K-Tronik Majority Shares and the K-Tronik Minority Shares shall be referred to, collectively, as the "K-Tronik Shares".

In consideration of the sum of $10.00 paid to each of ETIFF, K-Tronik and to Mr. Kim by LMC, the receipt and sufficiency of which is hereby acknowledged, and for other good and valuable consideration, the parties hereto agree as follows:

1.     REPRESENTATIONS AND WARRANTIES

1.1    LMC represents and warrants to ETIFF, K-Tronik and Mr. Kim that:

       (a) LMC is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada;

       (b) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which LMC is a party;

       (c) this Agreement has been or will be authorized by all necessary corporate action on the part of LMC; and

       (d) LMC is in good standing with the Securities and Exchange Commission, the Nevada Secretary of State and all other regulatory and statutory bodies having jurisdiction over its business affairs.

1.2    K-Tronik and ETIFF represent and warrant to LMC that:

       (a) K-Tronik beneficially owns any and all rights to the business of K-Tronik (the "Business and Intellectual Property");

       (b) there are no outstanding agreements or options to acquire or purchase any interest in any of the Business and Intellectual Property, and no person has any royalty or other interest whatsoever in the Business and Intellectual Property;

       (c) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any agreement or instrument to which K-Tronik and / or ETIFF are party; and

       (d) K-Tronik and ETIFF have due and sufficient right and authority to enter into this Agreement in accordance with this Agreement, and this Agreement has been or will be authorized by all necessary action on the part of K-Tronik.

1.3    ETIFF and Mr. Kim represent and warrant to LMC that:

       (a) they beneficially own, free and clear of all liens and encumbrances of any kind, all of the K-Tronik Shares and the K-Tronik Shares represent all of the issued and outstanding shares, of all types or classes, of K-Tronik;

       (b) there are no outstanding agreements or options to acquire or purchase any interest in any of the K-Tronik Shares, and no person has any royalty or other interest whatsoever in the K-Tronik Shares (save and except that which is created in this Agreement and that which vests in ETIFF itself); and

       (c) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any agreement or instrument to which ETIFF is party.

2.     PURCHASE AND SALE

2.1 ETIFF hereby agrees to sell to LMC, and LMC hereby agrees to purchase from ETIFF, an undivided 100% beneficial right, title and interest in and to the K-Tronik Majority Shares for a deemed price of $5,300,000 (the "ETIFF Purchase Price"). The ETIFF Purchase Price shall be paid by way of the issuance to ETIFF of 7,571,428 common shares of LMC (the "New LMC Shares issued to ETIFF") at a deemed price of $0.70 per common share.

2.2 Mr. Kim hereby agrees to sell to LMC, and LMC hereby agrees to purchase from ETIFF, an undivided 100% beneficial right, title and interest in and to the K-Tronik Minority Shares for a deemed price of $4,700,000 (the "Kim Purchase Price"). The Kim Purchase Price shall be paid by way of the issuance to Mr. Kim of 6,714,286 common shares of LMC (the "New LMC Shares issued to Mr. Kim") at a deemed price of $0.70 per common share.

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2.3    The New LMC Shares issued to Mr. Kim and the New LMC Shares issued to
       ETIFF shall be referred to, collectively, as the "New LMC Shares".

2.4 As a condition of its sale of the K-Tronik Majority Shares, ETIFF shall be granted the option (and shall exercise the option) to purchase a total of 3,000,000 LMC Shares from the existing shareholders of LMC for a purchase price of $30.

2.5 As a condition of the sale of the K-Tronik Shares, LMC shall agree to settle the outstanding debts of K-Tronik to its parent, ETIFF, in the amount of $4,071,000 by way of the issuance of 4,071,000 common shares of LMC at a deemed price of one common share per $1.00 of outstanding debt owed to ETIFF.

2.6    The New LMC Shares shall be placed in escrow for release as follows:

       (a) 10% of the escrowed shares shall be released upon closing of the transactions herein (the "First Release Date"); and
       (b) 15% of the escrowed shares shall be released every six months (on the six month anniversary of the First Release Date.

3.     RIGHTS AND OBLIGATIONS OF THE PARTIES

3.1 Upon execution of this Agreement, ETIFF, LMC and K-Tronik shall take all reasonable steps to:

       (a) gain, prior to Closing, such approvals to the purchase and sale of the K-Tronik Shares as may be required from K-Tronik and from regulatory and statutory authorities having jurisdiction;
       (b) at any time prior to Closing, not do or permit to be done any act or thing which would or might in any way adversely affect the rights of LMC hereunder;
       (c) ensure that K-Tronik and LMC (through its ownership of the K-Tronik Shares) will have, upon Closing, exclusive and quiet possession of the Business and Intellectual Property, without the occupation of the same or any part thereof by any other person; and
       (d) Upon Closing, LMC shall take all reasonable steps and make all reasonably necessary efforts to ensure that its common shares are posted for trading through the facilities of the NASD's OTCBB and shall further take all reasonably necessary efforts to ensure the New LMC Shares issued to Mr. Kim and to ETIFF are registered for resale in the United States under the Securities Exchange Act of 1934.

4.     CLOSING

4.1 The closing of the purchase of the K-Tronik Shares (the "Closing") shall occur no later than 10 business days following the later of the date of any required regulatory approval to this transaction being granted or the date of execution of this Agreement unless otherwise agreed by LMC, ETIFF, Mr. Kim and K-Tronik.

4.2 Upon Closing, the Directors of LMC shall concurrently resign and shall appoint to the Board of Directors of LMC Keith Attoe, Gerry Racicot, Robert Kim and T.W. Chung provided each consents to so act. The present

       President, Secretary and Treasurer of LMC shall resign and the new Board of Directors shall appoint Robert Kim as President, Keith Attoe as Treasurer and J.K. Lee as Secretary provided each consents to so act.

4.3 Upon Closing, the sole shareholder of K-Tronik (which shall then be LMC) shall hold a shareholders' meeting for K-Tronik and shall confirm the appointment of the present President and Directors of K-Tronik.

5.     MISCELLANEOUS

5.1 Any notice to be required or permitted hereunder will be in writing and sent by delivery, facsimile transmission, or prepaid registered mail addressed to the party entitled to receive the same, or delivered to such party at the address specified above, or to such other address as either party may give to the other for that purpose. The date of receipt of any notice, demand or other communication hereunder will be the date of delivery if delivered, the date of transmission if sent by facsimile, or, if given by registered mail as aforesaid, will be the date on which the notice, demand or other communication is actually received by the addressee.

5.2 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors and permitted assigns.

5.3 Each of the parties hereto agrees that it shall be responsible for its own legal expenses and disbursements relating to this Agreement and the negotiation and preparation of any further agreements.

5.4 This Agreement shall be interpreted and construed in accordance with the laws of the State of New Jersey and the parties agree to attorn to the courts thereof.

5.5 All dollar figures in this Agreement are given in valid currency of the United States of America.

5.6    This Agreement may be executed by facsimile and in counterpart.

5.7 All amendments to this Agreement must be in writing and signed by all of the parties hereto.

5.8 The interests, rights and obligations of the parties herein may not be assigned, sold, transferred or otherwise conveyed without the express written consent of the parties hereto.

5.9 All parties have been advised to seek independent legal advice with respect to applicable securities, tax and other laws, statutes and regulations and with respect to their review of this Agreement.

If the above terms and conditions accurately record your understanding of our agreement, please so acknowledge by signing a copy of this Agreement in the

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Page 5

space provided below turning the same to us at your earliest convenience. Upon your execution thereof, this Agreement will constitute a legal and binding agreement subject to its terms.

Yours truly,

ETIFF HOLDINGS, LLC

/s/ Jerry Racicot

________________________
Operating Manager


The terms of the Agreement above are hereby read, understood, acknowledged, accepted and consented to (should such consent by required) by the undersigned effective the 8th day of November, 2001.

MR. ROBERT KIM

___________________________

LMC CAPITAL CORP.


/s/ Philip Cassis
____________________________
Authorized Signatory


K-TRONIK INT'L CORPORATION

/s/ Robert Kim
____________________________
Authorized Signatory

Exhibit 2.2

                                 DAE GYUNG CORP.


November 29, 2001

LMC Capital Corp.
Suite 2602 - 1111 Beach Ave
Vancouver, BC  V6E 1T9

Dear Sir or Madam:

Re: Sale of all issued and outstanding shares of Dae Gyung Corp. ("Dae Gyung") to LMC Capital Corp. ("LMC")

This agreement (the "Agreement") sets forth the terms and conditions of our agreement whereby LMC Capital Corp. ("LMC") will purchase a 100% beneficial right, title and interest in and to 100% of the issued and outstanding shares of Dae Gyung Corp., a company incorporated under the laws of Republic of Korea ("Dae Gyung") from T.W. Chung ("CHUNG"). The Dae Gyung shares shall be referred as the "Shares".

In consideration of the sum of $10.00 paid to each of Dae Gyung and CHUNG by LMC, the receipt and sufficiency of which is hereby acknowledged, and for other good and valuable consideration, the parties hereto agree as follows:

1.     REPRESENTATIONS AND WARRANTIES

1.1    LMC represents and warrants to CHUNG, and to Dae Gyung that:

       (a) LMC is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada;

       (b) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which LMC is a party;

       (c) this Agreement has been or will be authorized by all necessary corporate action on the part of LMC; and

       (d) LMC is in good standing with the Securities and Exchange Commission, the Nevada Secretary of State and all other regulatory and statutory bodies having jurisdiction over its business affairs.

1.2    Dae Gyung and CHUNG represent and warrant to LMC that:

       (a) Dae Gyung beneficially owns any and all rights to the business, real property, intellectual property and goodwill of Dae Gyung (the "Business and Property");

       (b) there are no outstanding agreements or options to acquire or purchase any interest in any of the Business and Property, and no person has any royalty or other interest whatsoever in the Business and Property except as disclosed herein;

       (c) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any agreement or instrument to which Dae Gyung and / or CHUNG are party; and

       (d) Dae Gyung and CHUNG have due and sufficient right and authority to enter into this Agreement in accordance with this Agreement, and this Agreement has been or will be authorized by all necessary action on the part of Dae Gyung.

       (e) There have been no material adverse change in the business, affairs, prospects, operations or condition of the business, financial or otherwise, howsoever arising that are substantially different from Dae Gyung's disclosure as stated in the Dae Gyung's financial statements as of June 30, 2001.

1.3    CHUNG represents and warrants to LMC that:

       (a) he beneficially owns, free and clear of all liens and encumbrances of any kind, all of the Shares and the Shares represent all of the issued and outstanding shares, of all types or classes, of Dae Gyung;

       (b) there are no outstanding agreements or options to acquire or purchase any interest in any of the Shares, and no person has any royalty or other interest whatsoever in the Shares (save and except that which is created in this Agreement and that which vests in CHUNG himself); and

       (c) entering into this Agreement does not and will not conflict with, and does not and will not result in a breach of, any agreement or instrument to which CHUNG is party.

2.     PURCHASE AND SALE

2.1 CHUNG hereby agrees to sell to LMC, and LMC hereby agrees to purchase from CHUNG, an undivided 100% beneficial right, title and interest in and to the Shares for a deemed price of $4,000,000 (the "CHUNG Purchase Price"). The CHUNG Purchase Price shall be paid by way of the issuance to CHUNG of 5,714,285 common shares of LMC (the "New LMC Shares issued to CHUNG") at a deemed price of $0.70 per common share.

2.2 The New LMC Shares issued to CHUNG shall be referred to as the "New LMC Shares".

2.3 The New LMC Shares shall be restricted for a period of one (1) year from the date of trading unless the Board of Directors lifts such restriction prior to the said one (1) year period. The New LMC Shares shall be placed in escrow for release as follows:

       (a) 10% of the escrowed shares shall be released upon lifting of the restriction on trade as above stated or one year after the date of trading, which ever comes first (the "First Release Date"); and

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Page 3

       (b) 15% of the escrowed shares shall be released every six months (on the six month anniversary of the First Release Date).

3.     RIGHTS AND OBLIGATIONS OF THE PARTIES

3.1 Upon execution of this Agreement, CHUNG, LMC and Dae Gyung shall take all reasonable steps to:

       (a) gain, prior to Closing, such approvals to the purchase and sale of the Shares as may be required from Dae Gyung and from regulatory and statutory authorities having jurisdiction including, without limiting the generality of the foregoing, the written consent of the directors and officers of Dae Gyung to the terms of this Agreement (in a form required by the corporate counsel of LMC);

       (b) at any time prior to Closing, not do or permit to be done any act or thing which would or might in any way adversely affect the rights of LMC hereunder; and

       (c) ensure that Dae Gyung and LMC (through its ownership of the Shares) will have, upon Closing, exclusive and quiet possession of the Business and Property, without the occupation of the same or any part thereof by any other person.

       (d) Upon Closing, LMC shall take all reasonable steps and make all reasonably necessary efforts to ensure that its common shares are posted for trading through the facilities of the NASD's OTCBB and shall further take all reasonably necessary efforts to ensure the new LMC Shares issued to CHUNG are registered for resale in the United States under the Securities Exchange Act of 1934.

4.     CLOSING

4.1 The closing of the purchase of the Shares (the "Closing") shall occur no later than 10 business days following the later of the date of any required regulatory approval being granted or the date of execution of this Agreement unless otherwise agreed by LMC, CHUNG, and Dae Gyung.

4.2 Upon Closing, the Directors of LMC shall appoint to the Board of Directors of LMC CHUNG should he consent to so act.

4.3 Upon Closing, the sole shareholder of Dae Gyung (which shall then be LMC) shall hold a shareholders' meeting for Dae Gyung and shall confirm the appointment of the present President and Directors of Dae Gyung.

5.     MISCELLANEOUS

5.1 Any notice to be required or permitted hereunder will be in writing and sent by delivery, facsimile transmission, or prepaid registered mail addressed to the party entitled to receive the same, or delivered to such party at the address specified above, or to such other address as either party may give to the other for that purpose. The date of receipt of any notice, demand or other communication hereunder will be the date of delivery if delivered, the date of transmission if sent by facsimile, or, if given by registered mail as aforesaid, will be the date on which the notice, demand or other communication is actually received by the addressee.

5.2 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors and permitted assigns.

5.3 Each of the parties hereto agrees that it shall be responsible for its own legal expenses and disbursements relating to this Agreement and the negotiation and preparation of any further agreements.

5.4 This Agreement shall be interpreted and construed in accordance with the laws of the State of New Jersey and the parties agree to attorn to the courts thereof.

5.5 All dollar figures in this Agreement are given in valid currency of the United States of America.

5.6    This Agreement may be executed by facsimile and in counterpart.

5.7 All amendments to this Agreement must be in writing and signed by all of the parties hereto.

5.8 The interests, rights and obligations of the parties herein may not be assigned, sold, transferred or otherwise conveyed without the express written consent of the parties hereto.

5.9 All parties have been advised to seek independent legal advice with respect to applicable securities, tax and other laws, statutes and regulations and with respect to their review of this Agreement.

If the above terms and conditions accurately record your understanding of our agreement, please so acknowledge by signing a copy of this Agreement in the space provided below turning the same to us at your earliest convenience. Upon your execution thereof, this Agreement will constitute a legal and binding agreement subject to its terms.

Yours truly,

DAE GYUNG CORP.


By: /s/ T.W. Chung
    _______________________
A.S.O.

The terms of the Agreement above are hereby read, understood, acknowledged, accepted and consented to (should such consent by required) by the undersigned effective the 29th day of November, 2001.

/s/ T.W. Chung
___________________________
MR. T.W. CHUNG

LMC CAPITAL CORP.


/s/Philip Cassis
___________________________
Authorized Signatory

Exhibit 99.1

                               LMC CAPITAL CORP.
                           Suite 2602 - 1111 Beach Ave
                                  Vancouver, BC
                                     V6C 2T6
                               Tel: (604) 608-4226
                               Fax: (604) 608-4223

NEWS RELEASE
December 6, 2001


            REVERSE ACQUISITION OF LMC BY K-TRONIK INT'L CORPORATION
                         AND PURCHASE OF DAE GYUNG CORP.

The Company is pleased to announce that it has, effective November 29, 2001, entered into agreements to engage in a reverse acquisition with K-Tronik Int'l Corporation and to purchase all of the issued and outstanding shares of Dae Gyung Corp.


            REVERSE ACQUISITION OF LMC BY K-TRONIK INT'L CORPORATION

The Company has agreed, pursuant to a share purchase agreement executed November 29, 2001 (the K-Tronik Agreement"), to purchase all of the issued and outstanding shares of K-Tronik from the two holders of these shares: Mr. Robert Kim (47%) and ETIFF Holdings, LLC (a wholly owned subsidiary of Eiger Technologies Inc., 53%) by way of the issuance of 6,714,286 common shares to Robert Kim and 7,571,428 common shares to ETIFF Holdings, LLC ("ETIFF"). The price of the Company's shares issued to purchase the K-Tronik shares is deemed to be $0.70 for a total purchase price of $10,000,000.

As a condition of closing the K-Tronik Agreement, the Company has agreed to settle the debts of K-Tronik to its parent, ETIFF, in the amount of $4,071,000 by way of the issuance to ETIFF of 4,071,000 common shares of the Company at a deemed price of one common share per $1.00 of outstanding debt principal.

As a condition of closing, ETIFF must be granted the option (and shall exercise the option) to purchase a total of 3,000,000 common shares of the Company from existing shareholders of the Company . There are presently 4,500,000 common shares of the Company issued and outstanding.

K-Tronik is a Nevada company with operations in New Jersey and Korea. It conducts its manufacturing operations in Korea through a Korean subsidiary.

K-Tronik manufactures and distributes electronic ballasts. Its marketing and distribution efforts are centered primarily in its head offices in the State of New Jersey and its product focus is centered primarily on electronic ballasts designed for energy efficiency and cost savings.

The K-Tronik Agreement and reverse acquisition are anticipated to close on December 12, 2001.


                           PURCHASE OF DAE GYUNG CORP.

The Company has agreed, pursuant to a share purchase agreement executed November 29, 2001 (the "Dae Gyung Agreement") to purchase all of the issued and outstanding shares of Dae Gyung Corp. ("Dae Gyung") , a Korean corporation, from

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Mr. T.W. Chung by way of issuance to Mr. Chung of 5,714,285 common shares at a deemed price of $0.70 per common share (a  deemed purchase price of $4,000,000).

Dae Gyung is a manufacturer of electronic transformers and is a supplier of these transformers to K-Tronik

The purchase of Dae Gyung is anticipated to close on December 31, 2001.


                      APPOINTMENT OF DIRECTORS AND OFFICERS

Under the terms of the K-Tronik Agreement and the Dae Gyung Agreement, the present directors and officers of the Company will resign on closing.

The Directors will be replaced by Mr. Keith Attoe (Director and CFO of Eiger Technologies Inc.), Mr. Gerry Racicot (Director and President of Eiger Technologies Inc.), Mr. Robert Kim (Director and President of K-Tronik) and Mr. T.W. Chung (Director and President of Dae Gyung) . The K-Tronik Agreement calls for the appointment of Mr. Robert Kim as President of the Company, Mr. Keith Attoe as Treasurer and Mr. JK. Lee (controller of K-Tronik) as Secretary of the Company.


                CHANGE OF NAME TO "K-TRONIK INTERNATIONAL CORP."

At the Company's annual meeting of shareholders held on November 13, 2001, management of the Company reported to shareholders that negotiations were under way which could conclude in the K-Tronik Agreement and the Dae Gyung Agreement. As a result, shareholders authorized the Directors of the Company, in their discretion, to change the Company's name to "K-Tronik International Corp." in the event that any share purchase agreement was concluded with the shareholders of K-Tronik.

The K-Tronik Agreement and the Dae Gyung Agreement call for the share purchase transactions to close on or before December 9, 2001 or such other day as the parties may agree. The parties have agreed orally to close the K-Tronik Agreement and reverse acquisition on December 12, 2001 and anticipate closing the purchase of Dae Gyung on December 31, 2001. In the event that closing of the reverse acquisition of K-Tronik does occur, the Company anticipates implementing the approved name change.

Further information concerning the K-Tronik Agreement and the Dae Gyung Agreement, including an 8K filing with the SEC concerning the change of control of the Company on closing, will be disseminated to shareholders and other parties upon or soon after closing. The Company is a domestic reporting issuer under the Securities Exchange Act of 1934.


            ON BEHALF OF THE BOARD OF DIRECTORS OF LMC CAPITAL CORP.


By: /s/ Philip Cassis  By: /s/ William J. Little  By: /s/ Christopher D. Farber
______________________     ______________________     _________________________
Philip Cassis,             William J. Little          Christopher D. Farber
Director and President     Director and Treasurer     Director and Secretary

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